UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2004



                             ADSOUTH PARTNERS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-33135                                      68-0448219
     (Commission File Number)               (I.R.S. Employer Identification No.)


              2600 Michaelson, 17th Floor, Irvine, California 92612
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 852-3588


                                 NOT APPLICABLE

   (Former name,  former address and former fiscal year, if changed since last report)


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                                TABLE OF CONTENTS

                                                      Page


ITEM  1:  ACQUISITION OR DISPOSITION OF ASSETS. . .   1


SIGNATURES. . . . . . . . . . . . . . . . . . . . .   1


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ITEM  1  ACQUISITION  AND  DISPOSITION  OF  ASSETS.



On March 16, 2004, the registrant issued a press release announcing the closing of its acquisition of DermaFresh, Inc., a Florida based company which markets and sells the "DermaFresh" product. A copy of this press release has been attached as an exhibit to this report and is incorporated by reference herein.


Exhibit  No.       Description.

99.1               Press  Release  issued  by  Registrant  on  March  16,  2004.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March  16,  2004.                ADSOUTH  PARTNERS,  INC.
                                          (Registrant)

                                          /s/  Gary  Hohman
                                          -------------------------
                                          Gary  Hohman
                                          President



EXHIBIT  INDEX

Exhibit  No.     Description.

99.1             Press Release dated March 16, 2004 issued by Adsouth Partners,
                 Inc.


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